Exhibit 99.1

Orient-Express Hotels Ltd. Q4 2011 Update

This presentation and any related oral remarks by management contain, in addition to historical information, forward-looking statements that involve risks and uncertainties. These include statements regarding earnings outlook, investment plans, debt reduction and debt refinancings, asset sales and similar matters that are not historical facts. These statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause a difference include, but are not limited to, those mentioned in the presentation and oral remarks, unknown effects on the travel and leisure markets of terrorist activity and any police or military response, varying customer demand and competitive considerations, failure to realize hotel bookings and reservations and planned property development sales as actual revenue, inability to sustain price increases or to reduce costs, rising fuel costs adversely impacting customer travel and the Company's operating costs, fluctuations in interest rates and currency values, uncertainty of negotiating and completing proposed asset sales, debt refinancings, capital expenditures and acquisitions, inability to reduce funded debt as planned or to agree bank loan agreement waivers or amendments, adequate sources of capital and acceptability of finance terms, possible loss or amendment of planning permits and delays in construction schedules for expansion or development projects, delays in reopening properties closed for repair or refurbishment and possible cost overruns, shifting patterns of tourism and business travel and seasonality of demand, adverse local weather conditions, changing global or regional economic conditions and weakness in financial markets which may adversely affect demand, legislative, regulatory and political developments, and possible new challenges to the Company's corporate governance structure.  Further information regarding these and other factors is included in the filings by the Company with the U.S. Securities and Exchange Commission.   Management evaluates the operating performance of the Company's segments on the basis of segment net earnings before interest, foreign exchange, tax (including tax on unconsolidated companies), depreciation and amortization (segment EBITDA), and believes that segment EBITDA is a useful measure of operating performance, for example to help determine the ability to incur capital expenditure or service indebtedness, because it is not affected by non-operating factors such as leverage and the historic cost of assets. EBITDA is also a financial performance measure commonly used in the hotel and leisure industry, although the Company's segment EBITDA may not be comparable in all instances to that disclosed by other companies. Segment EBITDA does not represent net cash provided by operating, investing and financing activities under U.S. generally accepted accounting principles (U.S. GAAP), is not necessarily indicative of cash available to fund all cash flow needs, and should not be considered as an alternative to earnings from operations or net earnings under U.S. GAAP for purposes of evaluating operating performance.   Adjusted EBITDA and adjusted net earnings of the Company are non-GAAP financial measures and do not have any standardized meanings prescribed by US GAAP. They are, therefore, unlikely to be comparable to similar measures presented by other companies, which may be calculated differently, and should not be considered as an alternative to net earnings, cash flow from operating activities or any other measure of performance prescribed by US GAAP. Management considers adjusted EBITDA and adjusted net earnings to be meaningful indicators of operations and uses them as measures to assess operating performance because, when comparing current period performance with prior periods and with budgets, management does so after having adjusted for non-recurring items, foreign exchange (a non-cash item), disposals of assets or investments, and certain other items (some of which may be recurring) which management does not consider indicative of ongoing operations or which could otherwise have a material effect on the comparability of the Company’s operations. Adjusted EBITDA and adjusted net earnings are also used by investors, analysts and lenders as measures of financial performance because, as adjusted in the foregoing manner, the measures provide a consistent basis on which the performance of the Company can be assessed.   Net debt is defined as working capital facilities, short and long-term debt (including obligations under capital leases), offset by cash and cash equivalents, including restricted cash. Explanatory Statements

Business Overview Villa Sant’Andrea, Sicily, Italy

Business Overview Orient-Express Hotels Ltd. Hotels and Restaurants 34 hotels 1; three safari camps; one restaurant Two additional hotels 2 opening in next twelve months Operations on six continents Trains and Cruises Six trains; two cruise operations Operations on three continents Properties Include ‘21’ Club; Charleston Place Hotel; Copacabana Palace; El Encanto; Grand Hotel Europe; Grand Hotel Timeo; Hotel Cipriani; Hotel Splendido; La Samanna; Maroma Resort and Spa Operations Include Afloat in France; Eastern & Oriental Express; Road to Mandalay; The Royal Scotsman; Venice Simplon-Orient-Express 1 Hotel count excludes Bora Bora Lagoon Resort, which is currently under contract for sale. 2 Palacio Nazarenas and El Encanto are opening in the next twelve months.

Property Map

Geographic Mix 100%-Owned Hotel Keys December 31, 2011 1 FY 2011 Guest Origin 1 2 1 Includes Keswick Hall (48 keys), which was sold in January 2012. 2 Calculated using 2011 room nights sold at owned and JV hotels.

 To be recognized as the top luxury hotel company and sophisticated adventure travel operator Delivering memorable experiences that are the ultimate expression of the destination’s authentic culture Through the individual character and creativity of our team Mission Statement

Legendary brand known for excellence, sophistication and personality Owner and operator of iconic, irreplaceable assets Affluent, leisure-oriented customer base; over 500,000 persons in our new customer relationship management database Deep team of seasoned operating professionals Substantially-improved capital structure Strengths

Refine and increase quality of portfolio in order to set the stage for future growth, resulting in higher quality assets and a more profitable company Develop and invest in the Orient-Express brand in existing and attractive new markets Maintain owner-operator role, which is a more efficient and profitable structure for long-term, iconic assets Achieve a leadership position and command premium rates in each of our markets Strategy

Expand into key gateway cities with low capital investment by developing management contract business Reduce debt and increase financial flexibility; progress towards a new medium-term target of net debt to adjusted EBITDA of less than 3.5x 1 Increase return on assets through disciplined investment Sell memorable experiences, not lodging, and operate with the highest service standards in the industry Create a culture of excellence through industry-leading food and beverage operations Strategy (continued) 1 Net debt includes total debt, drawn working capital facilities and obligations under capital leases, offset by cash. Adjusted EBITDA excludes real estate income. See appendices A and B.

Q4 2011 and FY 2011 Performance Hotel Cipriani, Venice, Italy

Continued RevPAR growth led by Europe and rest of world Q4 2011 Operating Results Summary 1 Source: Smith Travel Research report. Q4 2011 Same Store Room Statistics % RevPAR Change vs. Q4 2010 ADR Occupancy RevPAR U.S. dollar Local currency Europe $438 49.6% $217 11% 18% North America 352 64.6% 227 9% 9% Rest of World 365 60.9% 223 12% 16% Worldwide $377 58.9% $222 11% 15% STR U.S. luxury segment 1 $270 67.5% $182

ORIENT-EXPRESS

Q4 2011 Operating Results Summary (continued)

($ in millions)

	Q4 2011 [1]		Q4 2010 [1]		% Change
Revenue					
Owned hotels					
- Europe	$	32.8	$	29.7	10%
- North America		26.7		25.0	7%
- Rest of world		48.1		44.4	8%
Trains & cruises		20.6		17.7	16%
Company total excluding real estate [2]	**$**	**135.9**	**$**	**123.7**	10%
Adjusted EBITDA					
Owned hotels					
- Europe [3]	$	2.1	$	0.6	250%
- North America [4]		5.7		3.3	73%
- Rest of world		13.1		9.8	34%
Trains & cruises		6.7		5.4	24%
Company total excluding real estate	**$**	**21.2**	**$**	**16.1**	31%
Adjusted EBITDA margin [5]					
Owned hotels					
- Europe		6%		2%	4%
- North America		21%		13%	8%
- Rest of world		27%		22%	5%
Trains & cruises		32%		30%	2%
Company total excluding real estate		**16%**		**13%**	**3%**

[1] Keswick Hall was moved to discontinued operations and, as such, is not included in the above results.
[2] Totals include earnings from unconsolidated companies and Orient-Express' consolidated revenue.
[3] Q4 2011 includes adjustments of $0.4 million for write off of costs related to abandoned projects and $0.1 million for restructuring and redundancy costs. Q4 2010 includes $0.5 million for restructuring and redundancy costs and adjustments of $0.3 million for non-recurring costs and purchase transaction costs incurred in relation to Grand Hotel Timeo and Villa Sant'Andrea.
[4] Q4 2011 includes adjustments of $3.2 million for a non-cash fixed asset write-off related to the refurbishment of La Samanna and $1.2 million for a non-recurring charge for settlement of VAT claim in Mexico.
[5] Calculated as adjusted EBITDA (excluding real estate) divided by revenue (excluding real estate).

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Considerable growth in Europe drove overall RevPAR growth FY 2011 Operating Results Summary 1 Source: Smith Travel Research report. FY 2011 Same Store Room Statistics % RevPAR Change vs. FY 2010 ADR Occupancy RevPAR U.S. dollar Local currency Europe $719 57.0% $410 29% 22% North America 336 65.9% 222 7% 7% Rest of World 349 57.0% 199 9% 7% Worldwide $442 59.3% $262 15% 13% STR U.S. luxury segment 1 $270 67.5% $180

FY 2011 Operating Results Summary (continued) ($ in millions) 1 Keswick Hall was moved to discontinued operations and, as such, is not included in the above results. 2 Totals include earnings from unconsolidated companies and Orient-Express’ consolidated revenue. 3 FY 2011 includes adjustments of $2.4 million for restructuring and redundancy costs and $0.4 million for write off of costs related to abandoned projects. FY 2010 includes adjustments of $2.1 million for non-recurring costs and purchase costs incurred in relation to Grand Hotel Timeo and Villa Sant’Andrea and $0.7 million for restructuring and redundancy costs. 4 FY 2011 includes adjustments of $3.2 million for a non-cash fixed asset write-off related to the refurbishment of La Samanna and $1.2 million for a non-recurring charge for settlement of VAT claim in Mexico. FY 2010 includes adjustments of $0.1 million for restructuring and redundancy costs. 5 FY 2011 includes adjustments of $0.4 million for restructuring and redundancy costs. FY 2010 includes adjustments of $0.2 million for restructuring and redundancy costs. 6 Calculated as adjusted EBITDA (excluding real estate) divided by revenue (excluding real estate). FY 2011 1 FY 2010 1 % Change Revenue Owned hotels - Europe 213.2 $ 169.8 $ 26% - North America 102.7 96.7 6% - Rest of world 166.9 148.8 12% Trains & cruises 82.4 68.3 21% Company total excluding real estate 2 587.3 $ 501.6 $ 17% Adjusted EBITDA Owned hotels - Europe 3 63.1 $ 40.1 $ 57% - North America 4 17.9 15.1 19% - Rest of world 5 35.6 33.6 6% Trains & cruises 20.9 17.4 20% Company total excluding real estate 110.4 $ 85.4 $ 29% Adjusted EBITDA margin 6 Owned hotels - Europe 30% 24% 6% - North America 17% 16% 1% - Rest of world 21% 23% (2%) Trains & cruises 25% 25% 0% Company total excluding real estate 19% 17% 2%

RevPAR Growth Same Store Worldwide RevPAR 1 Change (%) 1 Growth calculated in local currency. Eight consecutive quarters of RevPAR growth 2003 2004 2005 2006 2007 2008 2009 2010 2011 2002

2012 Revenue Outlook Same Store Rooms Revenue Achieved and on the Books 1 vs. Same Time Last Year (%) 1 As at February 17, 2012 for January 1, 2012 through December 31, 2012 for owned properties. Same store revenue represents rooms revenue for hotels and total revenue for trains & cruises and restaurants. Same store revenue excludes revenue for properties disposed of in the past 12 months.

Manageable Debt Maturity Profile ($ in millions) Loan Amortization and Principal Maturities 2012 Key Maturities Napasai facility $13 Observatory facility $11 2013 Key Maturities Sicily facility $47 Reid’s / Le Manoir facility $44 U.S. umbrella facility $18 2014 Key Maturities Brazil facility $91 La Residencia facility $22 2015 Key Maturities Italy facility $174 Charleston Place facility $74 12/31/09 12/31/10 12/31/11 Target – 12/31/13 Net debt / adjusted EBITDA 2 9.1x 6.7x 4.8x 3.5x Interest coverage 3 2.5x 2.8x 3.4x > 4.0x 1 2012 amounts exclude $10 million of debt that was repaid in January 2012 as a result of the sale of Keswick Hall. 2 Net debt includes total debt, drawn working capital facilities and obligations under capital leases, offset by cash. Adjusted EBITDA excludes real estate income. See appendices A and B. 3 Calculated as adjusted EBITDA excluding real estate / adjusted net interest expense. 1

Strategy into Action – Improving the Portfolio La Samanna, St. Martin, French West Indies

Sold Keswick Hall and adjacent real estate in January 2012 and received $22.0 million of gross proceeds (23.3x forward adjusted EBITDA before real estate), of which $10.0 million was used to repay debt Completed the sale of excess development rights associated with a proposed New York hotel project in December 2011 and received $16.4 million, of which $4.5 million was used to repay debt The Company is pursuing other asset disposals in accordance with its portfolio refinement strategy A portion of all disposal proceeds will be re-invested in existing assets through a strategic, high-return capital expenditure program Improving the Portfolio

Summary Inn at Perry Cabin, Maryland, United States

Iconic, irreplaceable assets attract unique and loyal customer base at premium rates Owner-operator role promotes organic EBITDA growth Improved and flexible capital structure Disciplined acquisition and capital recycling strategy Brand recognition growing in luxury market place Summary

Appendices Khwai River Lodge, Okavango Delta, Botswana

Appendix A: Reconciliations and Adjustments ($ in millions) 1 Keswick Hall was moved to discontinued operations beginning in the Q4 2011 reporting period. Prior periods have been restated to provide comparable data. Three months ended December 31, 2009 1 2010 1 2010 1 2011 1 2011 1 Segment EBITDA Owned hotels - Europe 38.6 $ 37.4 $ (0.3) $ 1.6 $ 60.3 $ - North America 14.5 15.0 3.3 1.3 13.6 - Rest of World 25.5 33.4 9.8 13.1 35.1 Hotel management & part-ownership interests 3.0 2.2 0.4 1.6 5.3 Restaurants 1.7 2.5 2.2 2.0 (0.1) Trains & cruises 20.6 17.4 5.4 6.7 21.0 Real estate (2.5) (4.2) (0.4) (2.0) (6.4) Impairment of real estate assets, goodwill, property, plant and equipment and other intangible assets (6.5) (38.0) (7.5) (18.9) (59.8) Gain on sales of investments and disposal of fixed assets 1.4 - - 16.1 16.5 Central overheads (25.9) (26.5) (5.6) (10.4) (37.1) EBITDA from continuing operations 70.4 $ 39.2 $ 7.3 $ 11.1 $ 48.4 $

ORIENT-EXPRESS

Appendix A: Reconciliations and Adjustments (continued)

($ in millions)

	2009[1]	2010[1]	Three months ended December 31, 2010[1]	Three months ended December 31, 2011[1]	2011[1]
EBITDA from continuing operations	$ 70.4	$ 39.2	$ 7.3	$ 11.1	$ 48.4
Adjusted items:					
Legal costs[2]	0.7	(0.2)	-	-	-
Cipriani litigation[3]	-	(0.8)	-	-	-
Grand Hotel Timeo and Villa Sant'Andrea[4]	-	2.1	0.3	-	-
'21' Club litigation[5]	-	-	-	-	2.5
Restructuring and redundancy costs	1.4	1.7	0.6	0.1	4.8
Impairment[6]	6.5	38.0	7.5	18.9	59.8
Gain on insurance proceeds / disposal of assets[7]	(1.4)	-	-	(16.1)	(16.5)
Other[8]	-	1.2	-	5.2	5.0
Adjusted EBITDA from continuing operations	$ 77.6	$ 81.2	$ 15.7	$ 19.2	$ 104.0
Real estate	2.5	4.2	0.4	2.0	6.4
Adjusted EBITDA from continuing operations excl. real estate	$ 80.1	$ 85.4	$ 16.1	$ 21.2	$ 110.4
EBITDA from continuing operations	$ 70.4	$ 39.2	$ 7.3	$ 11.1	$ 48.4
Depreciation and amortization	(39.0)	(44.7)	(11.2)	(11.8)	(46.0)
Interest	(31.0)	(33.9)	(11.7)	(7.7)	(41.2)
Foreign exchange	(1.1)	5.7	2.7	(1.6)	(4.2)
Losses before tax	(0.7)	(33.7)	(12.9)	(10.0)	(43.0)
Tax	(18.2)	(26.9)	(9.8)	(15.2)	(22.5)
Net losses from continuing operations	(18.9)	(60.6)	(22.7)	(25.2)	(65.5)
Discontinued operations	(49.8)	(2.0)	(3.8)	(2.9)	(22.1)
Net loss	$ (68.7)	$ (62.6)	$ (26.5)	$ (28.1)	$ (87.6)

[1] Keswick Hall was moved to discontinued operations beginning in the Q4 2011 reporting period. Prior periods have been restated to provide comparable data.
[2] Legal costs (net) incurred in defending the Company's class B common share structure.
[3] Cash received in excess of costs incurred following settlement of "Cipriani" trademark litigation.
[4] Non-recurring costs and purchase transaction costs incurred in relation to Grand Hotel Timeo and Villa Sant'Andrea.
[5] Non-recurring charge for settlement of employee litigation.
[6] For 2009, goodwill and fixed asset impairment charges recorded on three owned properties. For 2010, Q4 2010, Q4 2011 and 2011, impairment on owned properties and Porto Cupecoy.
[7] For 2009, gain on the settlement of insurance proceeds received for cyclone-damaged assets on the Road to Mandalay ship. For 2011, gain on disposal of New York hotel project and excess '21' Club development rights.
[8] For 2010, Peru hotels depreciation adjustment. For Q4 2011 and 2011, non-cash fixed asset write-off related to the refurbishment of La Samanna, non-recurring charge for settlement of VAT claim in Mexico, write-off of costs related to abandoned projects and cost associated with office move of principal UK administrative subsidiary.

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Appendix B: Adjusted Net Debt Reconciliation 1 ($ in millions) 1 Net debt in all periods excludes cash and debt of Lilianfels Blue Mountains, La Cabana, Hôtel de La Cité and Keswick Hall, which are accounted for as discontinued operations. 2 Capitalized interest, write-off of deferred financing costs and mark-to-market of interest rate swaps. 2009 2010 2011 Cash Cash and cash equivalents 71.6 $ 150.1 $ 90.1 $ Restricted cash 19.9 8.4 13.2 Total cash 91.5 $ 158.5 $ 103.3 $ Total debt Working capital facilities 6.7 $ 1.2 $ - $ Current portion of long-term debt and capital leases 173.4 126.6 78.9 Long-term debt and obligations under capital leases 559.0 511.3 466.8 Long-term debt held by consolidated variable interest entities 79.3 90.5 88.7 Total debt 818.4 $ 729.6 $ 634.4 $ Net debt 1 726.9 $ 571.1 $ 531.1 $ Net debt / adjusted EBITDA excl. real estate 9.1x 6.7x 4.8x Adjusted interest expense Interest expense, net 31.0 $ 33.8 $ 41.2 $ Interest adjustments 2 1.0 (3.5) (8.9) Adjusted interest expense 32.0 $ 30.3 $ 32.3 $ Interest coverage 2.5x 2.8x 3.4x

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